                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report  (Date of earliest event reported)    June 11, 1999
                                                    ---------------------

                          Rocky Mountain Internet, Inc.
   ----------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
   ----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

          001-12063                                    84-1322326
   ------------------------             ---------------------------------
   (Commission File Number)             (IRS Employee Identification No.)

   999 Eighteenth Street, Suite 2201                              80202
   ----------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code    (303) 672-0700
                                                       ------------------

                                 Not Applicable
   ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 28, 1999, the registrant filed a Current Report on Form 8-K (the "IdealDial Initial Report") describing the merger of IdealDial Corporation with and into the Company. This Current Report on Form 8-K/A (the "Form 8-K/A") amends the IdealDial Initial Report by including with this Form 8-K/A the Agreement and Plan of Merger by and among Rocky Mountain Internet, Inc. d/b/a RMI.NET, Inc. and IdealDial Corporation and Michael Payne dated as of June 11, 1999, as required pursuant to Item 7.

ITEM 5.  OTHER EVENTS.

         In the IdealDial Initial Report, the registrant also described the acquisition of Internet Connect, Inc. This Current Report on Form 8-K/A (the "Form 8-K/A") amends the IdealDial Initial Report by including with this Form 8-K/A the Agreement and Plan of Merger by and among Rocky Mountain Internet, Inc. d/b/a RMI.NET, Inc. and Internet Connect Internet Connect, Inc., Interweb Design and Hosting, Inc., Jay W. Mason, M.D., Dax J.C. Kelson, David
S. Jennings, David L. Alderson, Jr., and Timothy H. Crawford, M.D. dated as of June 10, 1999, as required pursuant to Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a)  Financial Statements of Businesses Acquired:

             Not required.

     (b)  Pro Forma Financial Information:

             Not required.

     (c)  Exhibits:

                 Exhibit
                 Number                           Description
              -------------    ---------------------------------------------------
                  10.1          Agreement and Plan of Merger by and among
                                Rocky Mountain Internet, Inc. d/b/a RMI.NET,
                                Inc. and IdealDial Corporation and Michael Payne
                                dated as of June 11, 1999

                 10.2           Rocky Mountain Internet, Inc. d/b/a RMI.NET,
                                Inc. and Internet Connect Internet Connect,
                                Inc., Interweb Design and Hosting, Inc., Jay W.
                                Mason, M.D., Dax J.C. Kelson, David

                                S. Jennings, David L. Alderson, Jr., and
                                Timothy H. Crawford, M..D. dated as of
                                June 10, 1999

                 20.1            News Release dated June 14, 1999 announcing the
                                 IdealDial Merger. *

                 20.2            News Release dated June 15, 1999 announcing the
                                 Internet Connect Merger. *

                 *               Previously filed.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Rocky Mountain Internet, Inc.
                                       -----------------------------------
                                                 (Registrant)


Date: July 1, 1999                     By: /s/ CHRISTOPHER J. MELCHER
                                          --------------------------------
                                          Christopher J. Melcher
                                          Vice President, General Counsel
                                          and Corporate Secretary